Registration Nos. 002-93131

811-04044

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29	☒

(Check appropriate box or boxes.)

PARNASSUS FUNDS

(Exact Name of Registrant as Specified in Charter)

One Market Steuart Tower – Suite #1600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200

(Registrant’s Telephone Number, including Area Code)

Jerome L. Dodson Parnassus Investments One Market Steuart Tower – Suite #1600 San Francisco, California 94105	Copy to: Richard L. Teigen Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Parnassus Fund	(PARNX)

Parnassus Workplace Fund	(PARWX)

Parnassus Small-Cap Fund	(PARSX)

Parnassus Mid-Cap Fund	(PARMX)

PARNASSUS FUNDS

The Funds that do well by doing good

PROSPECTUS

May 1, 2007

There are four Parnassus Funds: the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund (the “Funds”). The Funds are managed by Parnassus Investments (the “Adviser”). Long-term growth of capital is the investment objective of each of the Funds. The Adviser chooses the Funds’ investments using financial as well as social criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The four Parnassus Funds are equity funds (namely, stock funds) with the overall investment objective of long-term growth of capital. The Funds invest mainly in domestic stocks of companies that are financially sound and have good prospects for the future. To determine a company’s prospects, the Adviser reviews the company’s profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings. Upon initial investment, stocks must be trading below their intrinsic value as calculated by the Adviser.

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes into account social factors in making investment decisions. In general, the Funds look for companies that respect the environment, treat their employees well, and have effective equal-employment-opportunity policies and good community relations, as well as ethical business dealings. The Funds will not invest in companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

The Parnassus Fund

While all four Funds invest in undervalued stocks, the Parnassus Fund generally requires a greater discount from intrinsic value than the other three Funds. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are therefore deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is an “all cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion.

The Parnassus Workplace Fund

The Parnassus Workplace Fund invests mainly in companies believed by the Adviser to provide good workplaces for their employees. These companies can be of any size, and in the Adviser’s opinion, should be trading below their intrinsic value.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund invests primarily in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. Small-Cap companies might be less stable and have less established businesses than Mid-Cap or Large-Cap companies. Consequently, Small-Cap companies must have the potential for higher growth than Mid-Cap companies to meet the Adviser’s investment criteria.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund invests primarily in the stock of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. These companies must have well-established businesses.

Principal Risks of Investing in the Funds

Investing in the Funds may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Funds’ share prices change daily based on the value of their holdings. Common stocks represent an ownership interest in a company and occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes to a company’s financial condition and on overall market and economic conditions. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions—both here and abroad. The Funds’ holdings can vary significantly from broad stock market indices. As a result, the Funds’ performance can deviate from the performance of those indices.

The Adviser may be wrong in its assessment of a company’s value and the stocks the Funds hold may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors. During those periods, the Funds’ relative performance may suffer.

While companies of all sizes are subject to the risk that a negative development may cause a company’s stock price to decline and a company may have difficulty in overcoming the negative development, smaller companies such as those in the

Parnassus Small-Cap Fund are generally riskier than larger companies since they do not have the financial resources or the well-established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger companies. Thus, the Parnassus Small-Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies are thinly traded, and purchases and sales may result in higher transaction costs.

The Funds may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. Legally, shareholders may redeem at any time, but the Adviser recommends a minimum three-year holding period.

PERFORMANCE INFORMATION

This section of the prospectus contains information that allows you to evaluate the Funds’ performance using several different measures such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a relevant benchmark.

Performance Information for the Parnassus Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Parnassus Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998), and the lowest return for a quarter was a loss of 25.1% (quarter ending September 30, 2002).

Below is a table comparing the performance of the Parnassus Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper Inc. Figures are average annual returns for the one-, five- and ten-year periods ending December 31, 2006. The table and the bar chart are intended to demonstrate the risk of investing in the Parnassus Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Fund

(all periods ended December 31, 2006)

	One Year	Five Years	Ten Years
THE PARNASSUS FUND
Return before Taxes	14.36%	0.48%	8.15%
Return after Taxes on Distributions	14.36%	0.22%	6.32%
Return after Taxes on Distributions and Sale of Fund Shares	9.34%	0.25%	6.29%
S&P 500 Index	15.79%	6.19%	8.42%
Lipper Multi-Cap Core Average	13.33%	6.84%	9.20%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index) is a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Fund return before taxes reflects deductions for fees and expenses. The Lipper Multi-Cap Core Average is the average return of all multi-cap core funds followed by Lipper (currently 909). Multi-cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

Performance Information for the Parnassus Workplace Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Workplace Fund by showing changes in the Fund’s performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.13% (quarter ending September 30, 2006), and the lowest return for a quarter was a loss of 2.82% (quarter ending June 30, 2006).

Below is a table comparing the performance of the Parnassus Workplace Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2006. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Workplace Fund

(all periods ended December 31, 2006)

	One Year	Since Inception
THE PARNASSUS WORKPLACE FUND
Return before Taxes	14.84%	10.96%
Return after Taxes on Distributions	13.32%	10.01%
Return after Taxes on Distributions and Sale of Fund Shares	9.82%	8.86%
S&P 500 Index	15.79%	15.14%
Lipper Multi-Cap Core Average	13.33%	15.41%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Workplace Fund return before taxes reflects deductions for fees and expenses. The Lipper Multi-Cap Core Average is the average return of all multi-cap core funds followed by Lipper (currently 909). Multi-cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

Performance Information for the Parnassus Small-Cap Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Small-Cap Fund by showing changes in the Fund’s performance from year to year. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 12.82% (quarter ending March 31, 2006), and the lowest return for a quarter was a loss of 0.90% (quarter ending June 30, 2006).

Below is a table comparing the performance of the Parnassus Small-Cap Fund with the Russell 2000 Index and the average small-cap core fund followed by Lipper, Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2006. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Small-Cap Fund

(all periods ended December 31, 2006)

	One Year	Since Inception
THE PARNASSUS SMALL-CAP FUND
Return before Taxes	18.78%	15.86%
Return after Taxes on Distributions	17.11%	14.30%
Return after Taxes on Distributions and Sale of Fund Shares	12.28%	12.67%
Russell 2000 Index	18.44%	21.73%
Lipper Small-Cap Core Average	14.87%	18.98%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Small-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Small-Cap Fund return before taxes reflects deductions for fees and expenses. The Lipper Small-Cap Core Average is the average return of all small-cap core funds followed by Lipper (currently 703). The Small-Cap Core Average tracks the results of the thirty largest mutual funds in the Lipper Small-Cap Value Funds category. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

Performance Information for the Parnassus Mid-Cap Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Mid-Cap Fund by showing changes in the Fund’s performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 8.37% (quarter ending March 31, 2006), and the lowest return for a quarter was a loss of 4.04% (quarter ending June 30, 2006).

Below is a table comparing the performance of the Parnassus Mid-Cap Fund with the S&P MidCap 400 Index and the average mid-cap core fund followed by Lipper Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2006. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Mid-Cap Fund

(all periods ended December 31, 2006)

	One Year	Since Inception
THE PARNASSUS MID-CAP FUND
Return before Taxes	15.78%	11.26%
Return after Taxes on Distributions	15.06%	10.57%
Return after Taxes on Distributions and Sale of Fund Shares	10.35%	9.24%
S&P MidCap 400 Index	10.32%	16.86%
Lipper Mid-Cap Value Average	15.97%	18.29%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 400 Composite Stock Price Index (“S&P MidCap 400 Index”) is a widely recognized index that tracks a diverse basket of medium-sized U.S. firms. The index reflects no deduction for fees, expenses or taxes. The Lipper Mid-Cap Value Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Mid-Cap Fund return before taxes reflects deductions for fees and expenses. The Lipper Mid-Cap Value Average is the average return of all mid-cap funds followed by Lipper (currently 296). The Lipper Mid-Cap Value Average tracks the results of the thirty largest mutual funds in the Lipper Mid-Cap Value Funds category. These funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from an incurred capital loss.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses

(deducted from fund assets)

	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund
Management Fees	0.67%	0.85%	1.00%	0.85%
Distribution (12b-1) Fees	None	None	None	None
Other Operating Expenses	0.34%	3.19%	2.03%	4.44%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.02%	4.05%	3.05%	5.31%
Expense Waivers	(0.02%)	(2.84%)	(1.63%)	(3.89%)
Net Annual Fund Operating Expenses	1.00%	1.21%	1.42%	1.42%

*	The “Total Annual Fund Operating Expenses” indicated in the table above overstate the expenses a shareholder would have paid in 2006 since they are based on expenses before reimbursements. During 2006, the Adviser was contractually obligated to limit the total operating expenses (excluding acquired fund fees and expenses) to 0.99%, 1.20%, 1.40% and 1.40% for the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, respectively. Parnassus Investments is contractually obligated until May 1, 2008, to waive fees and/or reimburse expenses (excluding acquired fund fees and expenses) that exceed total operating expenses of 0.99%, 1.20%, 1.40% and 1.40% for the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, respectively. Acquired fund fees and expenses represent fees incurred as a result of the Fund’s use of money market mutual funds as cash sweep vehicles during the past fiscal year. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in the Funds’ financial statements, with the result that the information presented in the Expense Table will differ from that presented in the Financial Highlights.

The examples in these tables are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions above, your costs in the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund would be:

	One Year	Three Years	Five Years	Ten Years
The Parnassus Fund	$101	$320	$556	$1,234
The Parnassus Workplace Fund	$122	$969	$1,832	$4,063
The Parnassus Small-Cap Fund	$143	$783	$1,448	$3,231
The Parnassus Mid-Cap Fund	$143	$1,235	$2,322	$5,011

*	The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees paid throughout the time period—not expenses you pay every year. For example, the figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne, and she controlled the oracle along with her serpent-son, Python, and her priestess—daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.

The most “Greek”of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo’s temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time, and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES AND POLICIES

Objective

The investment objective of each of the Funds is to achieve long-term growth of capital. The Funds will attempt to achieve this objective by investing primarily in “equity securities” of companies of various sizes based on the criteria described below. “Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock and warrants. There can be no assurance that the Funds will achieve their objectives.

The Parnassus Fund

The Parnassus Fund invests mainly in domestic stocks of any size, from smaller firms to larger, well-established companies. The portfolio manager can change the composition of the portfolio between smaller, medium and larger companies depending on his view of the economic environment and the markets, with the goal of long-term growth of capital. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

The Parnassus Workplace Fund

The Parnassus Workplace Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies believed by the Adviser to provide good workplaces for their employees. The Adviser will make a judgment on which companies have good workplaces based on factors such as respect for and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for voluntarism and charitable contributions to the community. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as deemed appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers,” and the Great Place to Work Institute. Milton Moskowitz, co-author of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Until the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to maintain a minimum of 25 companies and a maximum of 50 companies in the Fund’s portfolio. After the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to have a minimum of 50 companies in the Fund’s portfolio and a maximum of 100.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations under $3 billion at the time of initial purchase. Companies with market capitalizations under $3 billion are often developing companies with good growth prospects. Such small-capitalization companies are not followed as closely by large investors as companies with medium or large capitalizations. The Adviser seeks to find smaller companies that have excellent, long-term growth prospects. While smaller capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. The Adviser looks for companies that have both good growth prospects and proven businesses.

Selection Process

In general, the Adviser uses three basic criteria in identifying equity securities eligible for the Funds’ portfolios:

1)	the security is selling at a price below its intrinsic value as calculated by the Adviser;

2)	the issuer is financially sound with good prospects for the future; and

3)	the company, in the Adviser’s judgment, meets the social criteria described below.

Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy

The Adviser looks for certain social policies in the companies in which the Funds invest. These social policies are: (1) fair treatment of employees, (2) sound environmental protection policies, (3) a good equal-employment-opportunity program, (4) quality products and service, (5) a record of civic commitment, and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Funds emphasize positive reasons for investing in a company, their operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Board of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ social criteria and still enable the Funds to provide a competitive rate of return.

Other Policies

Each of the Funds may also invest up to 2% of their assets in community-development loan funds, such as those that provide financing for small businesses and for low- and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as community banks and credit unions, or microfinance institutions. Each of the Funds may invest in obligations issued by at the intermediary below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Under normal circumstances, each of the Funds will have virtually all of its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money market instruments (i.e.,”cash” or cash equivalents). The Funds will not be able to achieve their investment objective of long-term capital appreciation to the extent that they invest in money-market instruments since these securities do not appreciate in value.

The statement of additional information (SAI) for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website (http://www.parnassus.com).

INVESTMENT RISKS

All investments involve risk and investing in the Funds is no exception. Because the Funds invest primarily in equity securities, there is the risk that individual stocks owned by the Funds could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Funds’ investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds’ investments. Investing heavily in money market instruments limits the Funds’ ability to achieve capital appreciation, but can help preserve the Funds’ assets when the equity markets are unstable.

Investments in the Funds are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

For risks of investing in community loan funds and money market instruments, see the caption “Other Policies” above.

THE ADVISER

Parnassus Investments, One Market–Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the control of the Funds’ Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Funds since 1984 and the Parnassus Income Funds since 1992.

Jerome L. Dodson, is the portfolio manager of the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund. He has been the portfolio manager of the Parnassus Fund since its inception in 1984. Mr. Dodson is the President and a Trustee of the Funds, and is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and received his MBA from Harvard University’s Graduate School of Business Administration. He is also President and a Trustee of the Parnassus Income Funds.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the average daily net assets of the Parnassus Fund are used: 1.00% of the first $10 million in assets; 0.75% of the next $20 million; 0.70% of the next $70 million; 0.65% of the next $100 million; and 0.60% of the remaining balance. The following annual percentages of the average daily net assets of the Parnassus Workplace and Mid-Cap Funds are used: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million. The following annual percentages of the average daily net assets of the Parnassus Small-Cap Fund are used: 1.00% of the first $100 million in assets; 0.90% of the amount above $100 million in assets up to $200 million; 0.85% of the amount above $200 million (up to $500 million) and 0.80% of the amount above $500 million.

A discussion regarding the basis for the Board of Trustees approving each of the investment advisory agreements with the Advisor is available in the Funds’ most recent semiannual report to shareholders for the semiannual period ending June 30.

For 2006, the Parnassus Fund paid the Adviser a net fee of $1,904,021 or 0.65% of its average daily net assets. The gross investment advisory fee was 0.67%. For the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, net advisory fees and other expenses were waived as a result of the contractual expense limitations. The gross investment advisory fee for the Parnassus Workplace Fund was 0.85%, the Parnassus Small-Cap Fund was 1.00% and the Parnassus Mid-Cap Fund was 0.85%.

Parnassus Investments has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit total operating expenses to 0.99%, 1.20%, 1.40% and 1.40% of net assets for the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, respectively. This limitation continues until May 1, 2008.

INVESTING WITH PARNASSUS

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Types of Accounts

The Funds offer the following types of accounts:

Individual or Joint Ownership

You can open a regular account that is owned by an individual or by two owners. An initial investment must be at least $2,000.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial investment must be at least $500.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Parnassus Mutual Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial investment must be at least $2,000.

Corporate Account

A partnership or corporation can open an account. You must submit the Articles of Corporation or Partnership Agreement with the appropriate signatures for the account. An initial investment must be at least $2,000.

Additional investments for all accounts must be at least $50.

Direct Purchase of Shares

You can open an account or purchase additional shares the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to the “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

One Market – Steuart Tower #1600

San Francisco, CA 94105

Phone

If your account is eligible, you can call the Funds at (800) 999–3505 to make an exchange or purchase additional shares.

Parnassus Automatic Investment Program

After making an initial investment to open an account ($500 minimum), a shareholder may purchase additional shares of the Funds ($50 minimum) via the Parnassus Automatic Investment Program (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason. For further information, call the Funds and ask for the free brochure titled, “Automatic Investing and Dollar-Cost Averaging.”

Parnassus Investments reserves the right to reject any order. If an order is received before 4:00 pm EST (1:00 pm San Francisco time), investments will be processed at the net asset value calculated on the same business day they are received. If an investment is received after 4:00 pm EST, it will be processed on the next business day.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares from the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

•

Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•

Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 pm EST will receive that day’s net asset value. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 pm EST will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your account in one business day.

Redemption amounts for over $50,000 may generallly be requested only by mail and/or may be subject to additional review or verification. Your shares will be redeemed at the net asset value (NAV) next determined after receipt of your written instructions in proper form by the Funds. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign written redemption requests unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record for the account. The Funds must have a change-of-address on file for 30 days before the Funds send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified death certificate.

Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments

One Market – Steuart Tower #1600

San Francisco, CA 94105

Fax

You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares), and the signatures of all account holders. The maximum amount that can be redeemed is $50,000.

Phone

For eligible accounts, you can redeem your shares by calling (800) 999–3505 with the maximum dollar amount of $50,000. The telephone transfer privilege allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect not to use telephone transfer privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon 60 days written notice to shareholders.

Systematic Withdraw Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and deposit the proceeds into your bank account.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 pm EST will receive that day’s net asset value. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 pm EST will receive the next day’s net asset value.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check will be honored. The Funds normally send out redemption checks by U.S. mail, but we can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Funds.

Signature Guarantee

Certain types of transactions require a signature guarantee:

•	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

•	Redemption proceeds sent to a bank account that is not the bank account of record

•	A redemption check made payable to someone other than the named account owner

•	Changing the shareholder of record on an account

A signature guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a signature guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a signature guarantee.

Redemption of Small Accounts

The Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account is worth less than $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption.

Holds on Redemptions

The Funds may delay a redemption request for shares that were purchased in the past 15 days to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the phone. The Funds take steps to confirm your identity to prevent fraud, including confirming your account number and Social Security number. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. If you do not want the ability to conduct transactions online or over the phone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Board of Trustees has adopted a policy of discouraging frequent purchases and redemption of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Board of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Board of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

The Funds reserve the right to reject any purchase or exchange transaction at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares can be used to purchase shares from the other portfolios of Parnassus Income Funds or Parnassus Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Net Asset Value

The NAV for the Funds will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading (“business day”) and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 pm EST. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The net asset value per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted”securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the SAI for more details.

DISTRIBUTIONS AND TAXES

All dividends from net investment income together with distributions of short-term capital gains (collectively,”income dividends”) will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. All distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of the Funds’ shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction—only corporations.

The capital-gain distribution is usually made in November of each year and the income dividend is made in December. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it’s a return of capital to the investor.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report which is available upon request.

Parnassus Fund(d)

	2006		2005	2004	2003	2002
Net asset value at beginning of year	$31.68		$31.09	$30.05	$25.79	$36.99
Income (loss) from operations:
Net investment income (loss)(c)	(0.04)		0.16	0.12	0.02	0.14
Net realized and unrealized gain (loss) on securities	4.59		0.63	1.05	4.32	(10.51)
Total from investment operations	4.55		0.79	1.17	4.34	(10.37)
Distributions:
Dividends from net investment income	—		(0.20)	(0.13)	(0.08)	—
Distributions from net realized gain on securities	—		—	—	—	(0.83)
Total distributions	—		(0.20)	(0.13)	(0.08)	(0.83)
Net asset value at end of period	$36.23		$31.68	$31.09	$30.05	$25.79
Total overall return	14.36%		2.55%	3.89%	16.83%	(28.05%)
Ratios/supplemental data:
Net assets, end of year (000s)	$337,646		$292,384	$339,893	$369,555	$303,207
Ratio of gross expenses to average net assets	1.01%		1.03%	0.99%	1.03%	1.06%
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	0.99	%(f)	0.99%	0.99%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.13%)		0.53%	0.40%	0.07%	0.45%
Portfolio turnover rate	141.98%		136.07%	119.80%	61.33%	142.04%

Parnassus Workplace Fund

	2006		2005(e)
Net asset value at beginning of period	$15.49		$15.00
Income from operations:
Net investment income(c)	0.02		0.04
Net realized and unrealized gain on securities	2.28		0.50
Total from investment operations	2.30		0.54
Distributions:
Dividends from net investment income	(0.61)		(0.05)
Distributions from net realized gain on securities	(0.13)		—
Total distributions	(0.74)		(0.05)
Net asset value at end of period	$17.05		$15.49
Total overall return	14.84%		3.60	%(a)
Ratios/supplemental data:
Net assets, end of period (000s)	$2,362		$1,013
Ratio of gross expenses to average net assets	4.04%		6.91	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.20	%(f)	1.20	%(b)
Ratio of net investment income to average net assets	0.12%		0.39	%(b)
Portfolio turnover rate	96.93%		27.55	%(a)

Parnassus Small-Cap Fund

	2006		2005(e)
Net asset value at beginning of period	$15.76		$15.00
Income (loss) from operations:
Net investment income (loss)(c)	(0.10)		(0.03)
Net realized and unrealized gain on securities	3.07		1.18
Total from investment operations	2.97		1.15
Distributions:
Dividends from net investment income	(0.74)		(0.39)
Distributions from net realized gain on securities	(0.05)		—
Total distributions	(0.79)		(0.39)
Net asset value at end of period	$17.94		$15.76
Total overall return	18.78%		7.65	%(a)
Ratios/supplemental data:
Net assets, end of period (000s)	$5,269		$1,225
Ratio of gross expenses to average net assets	3.03%		7.27	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.40	%(f)	1.40	%(b)
Ratio of net investment loss to average net assets	(0.56%)		(0.27	%)(b)
Portfolio turnover rate	125.00%		86.20	%(a)

Parnassus Mid-Cap Fund

	2006		2005(e)
Net asset value at beginning of period	$15.30		$15.00
Income (loss) from operations:
Net investment income (loss)(c)	(0.06)		0.04
Net realized and unrealized gain on securities	2.47		0.44
Total from investment operations	2.41		0.48
Distributions:
Dividends from net investment income	(0.29)		(0.04)
Distributions from net realized gain on securities	(0.07)		(0.14)
Total distributions	(0.36)		(0.18)
Net asset value at end of period	$17.36		$15.30
Total overall return	15.78%		3.22	%(a)
Ratios/supplemental data:
Net assets, end of period (000s)	$2,409		$640
Ratio of gross expenses to average net assets	5.29%		9.03	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.40	%(f)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.35%)		0.37	%(b)
Portfolio turnover rate	122.04%		31.41	%(a)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Small-Cap Fund, the Mid-Cap Fund and the Workplace Fund commenced operations on April 29, 2005, and the period shown is from April 29, 2005, through December 31, 2005.
(f)	For the period ended December 31, 2006, Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 1.20% for the Workplace Fund and 1.40% for the Small-Cap Fund and the Mid-Cap Fund.

GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Funds’ independent registered public accountants.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets.

Parnassus Investments, One Market–Steuart Tower #1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

HOUSEHOLDING CONSENT

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Investments, please call us at (800) 999–3505 (or contact your financial institution that currently sends these reports to you). We will begin sending you individual copies thirty days after receiving your request.

PRIVACY POLICIES AND PRACTICES

(not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

We obtain non-public personal information about you from the following sources: information we receive from you on applications or other forms, and information about your transactions with us, our affiliates or others.

We restrict access to your non-public personal information to employees who provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

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THE PARNASSUS FUNDS

The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

You can obtain additional information about each of the Funds. A statement of additional information (SAI) dated May 1, 2007, has been filed with the SEC and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds' holdings and how recent market conditions as well as the Funds' investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call Parnassus Investments at (800) 999–3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www.parnassus.com). The SAI, the Funds' annual, semiannual and quarterly reports and other related materials are also available on the SEC's Internet website (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

The Investment Company Act of 1940 File Number for Parnassus Funds is 811-4044.

Recycled Paper

STATEMENT OF ADDITIONAL INFORMATION FOR	May 1, 2007

Parnassus Fund

Parnassus Workplace Fund

Parnassus Small-Cap Fund

Parnassus Mid-Cap Fund

Parnassus Funds

One Market

Steuart Tower, Suite 1600

San Francisco, CA 94105

(800) 999-3505

Parnassus Funds (the “Trust) is a diversified, open-end management investment company, with four portfolios (each a “Fund,” and, collectively, the “Funds”): (1) the Parnassus Fund (the “Parnassus Fund”); (2) the Parnassus Workplace Fund (the “Workplace Fund”); (3) the Parnassus Small-Cap Fund (the “Small-Cap Fund”); and (4) the Parnassus Mid-Cap Fund (the “Mid-Cap Fund”). Parnassus Investments is the Funds’ adviser (the “Adviser”).

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust’s prospectus dated May 1, 2007. The Trust’s audited financial statements for the fiscal year ended December 31, 2006, are incorporated by reference to the Trust’s Annual Report to shareholders dated December 31, 2006. You may obtain a free copy of the prospectus or the Annual Report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Funds is to realize long-term growth of capital. The Funds’ principal strategies with respect to the composition of their portfolios are described in the prospectus.

Investment Restrictions

The Funds have adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% of a Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result: (i) more than 5% of the Fund’s total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate, although it may purchase and sell securities that are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities it may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund, and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund’s investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Further, with respect to the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund, in accordance with the requirements of Rule 35d-1 under the Act, it is a fundamental policy of each of the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Workplace Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. The Small-Cap Fund invests in companies with market capitalizations under $3 billion. The Mid-Cap Fund invests in companies with market capitalizations between $3 billion and $20 billion. Thus, these policies may not be changed without the approval of the holders of the “majority” of the applicable Fund’s outstanding shares.

Portfolio Turnover

The Parnassus Fund did not have a significant change in turnover rate for 2006 compared to 2005. For the period from inception (April 29, 2005) through December 31, 2005, the portfolio turnover for the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund was 27.55%, 86.20% and 31.41%, respectively. For the year ended December 31, 2006, the turnover for the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund was 96.93%, 125.00% and 122.04%, respectively. The increased turnover for the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund resulted from a full year of operations in 2006 as compared to 2005.

Operating Policies

Each of the Funds has adopted the following operating policies, which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2)	The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be sold for legal reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (“1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Foreign Securities

Each of the Funds may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Limited Partnerships

Each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal by, the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, a Fund may invest the collateral in U.S. Government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolios holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, including procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

The Funds are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semiannual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semiannual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone that visits the website, and is updated on or about 10 business days following the end of each month. The Funds publish their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Board of Trustees has determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Morningstar, Inc.

Lipper, Inc.

Standard & Poor’s Ratings Group

Bloomberg L.P.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential or that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations request information about the Funds’ portfolio holdings before public disclosure. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not likely distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

The Trust’s Board of Trustees decides matters of general policy and supervises the activities of the Adviser, who also serves as the Funds’ “Distributor.” All Trustees serve indefinite terms and they all oversee seven portfolios (funds) in the Parnassus complex, which is comprised of the Funds and the portfolios of Parnassus Income Funds. The Trust’s Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Trust are as follows:

INDEPENDENT TRUSTEES

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Herbert A. Houston, 63 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1998 for the Parnassus Funds	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. 1987-1998.	None	7

Jeanie S. Joe, 59 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since October 2004	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, since 1995; director and secretary of Telecommunication Consumer Protection Fund Corporation.	None	7

Donald V. Potter, 61 Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	Trustee	Indefinite Since 2002	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	None	7

“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

INTERESTED TRUSTEE

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
Jerome L. Dodson, 63 * Parnassus Investments One Market Steuart Tower #1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for the Parnassus Funds	President and Trustee of the Parnassus Funds and Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June of 1984.	None	7

OFFICERS (other than Jerome L. Dodson)

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Todd C. Ahlsten, 35 One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Portfolio manager of the Equity Income Fund and the Fixed-Income Fund since 2001. Financial Analyst and Director of Research at Parnassus Investments since 1995.

Stephen J. Dodson, 29 * One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Assistant Secretary	Indefinite Since 2002	Executive Vice President and Chief Operating Officer with Parnassus Investments since 2002. Associate with Advent International, a venture capital firm from 2001 to 2002. Financial Analyst with Morgan Stanley from 1999 to 2001.

Debra A. Early, 42 One Market Steuart Tower #1600 San Francisco, CA 94105	Chief Compliance Officer and Principal Accounting Officer	Indefinite Since December 2004	Principal Accounting Officer of Parnassus Funds and Parnassus Income Funds since December 2004 and Chief Compliance Officer since July 2005. Vice President and Chief Financial Officer of Parnassus Investments since December 2004. Senior Manager at PricewaterhouseCoopers LLP from 1992 to 2004.

Marc C. Mahon, 29 One Market Steuart Tower #1600 San Francisco, CA 94105	Treasurer	Indefinite Since March 2007	Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007. Accounting Manager of Parnassus Funds and Parnassus Income Funds since July 2004. Senior accountant with Paul Capital Partners from 2003 to 2004 and Fremont Investment Advisors from 2001 to 2003.

Richard D. Silberman, 69 1431 Grant Street Berkeley, CA 94703	Secretary	Indefinite Since 1986	Retired business lawyer.

*	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser. Jerome L. Dodson is the father of Stephen J. Dodson, the Vice President and Assistant Secretary of the Funds.

The Trust pays each of its Trustees who is not affiliated with the Adviser annual fees of $28,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds and the portfolios of Parnassus Funds comprise a “family of investment companies.” The Trust has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the “Fund Complex”) for the calendar year ended December 31, 2006.

Compensation Table

Name and Position(1)	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$5,814	None	$25,000
Donald V. Potter	$5,814	None	$25,000
Jeanie S. Joe(2)	$5,814	None	$25,000

(1)	Trustees who are interested do not receive compensation from the Trust.

(2)	Includes consulting compensation paid to Ms. Joe prior to her becoming a Trustee.

The following table sets forth the dollar range of shares of the portfolios of the Trust and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2006, which is also the valuation date:

Name	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Independent Trustees
H. Houston	Over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
D. Potter	None	None	None	None	$10,001-$50,000
J. Joe	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

Code of Ethics

Both the Parnassus Funds and Parnassus Income Funds have a code of ethics under rule 17j-1 of the Investment Company Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with preclearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of Parnassus Income Funds, but they cannot trade in those securities during the blackout period, which is five days before and five days after any of the Funds or the portfolios of Parnassus Income Funds trades in that security or considers a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the Funds and the Parnassus Equity Income Fund, a portfolio of Parnassus Income Funds are included as Annex A attached to this Statement of Additional Information. The actual voting records for the Funds and the Parnassus Equity Income Fund are available on the Parnassus website

(www.parnassus.com) and on the website of the Securities and Exchange Commission (SEC) at www.sec.gov. The SEC website contains information regarding how the Funds and the Parnassus Equity Income Fund voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website gives the votes in real time (namely, immediately after a vote has been cast).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2007, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 6.54%, and National Financial Services, LLC, 200 Liberty St – 1 World Financial, New York, NY 10281 owned 7.88% of the outstanding securities of the Parnassus Fund of record, but beneficial interest belonged to others. As of March 31, 2007, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Parnassus Fund.

As of March 31, 2007, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 14.12%, and National Financial Services, LLC, 200 Liberty St – 1 World Financial, New York, NY 10281 owned 13.58% of the outstanding securities of the Parnassus Workplace Fund of record, but beneficial interest belonged to others. Jerome L, & Thao Dodson, 429 Magellan Avenue, San Francisco, CA 94116 owned 5.47% of the Parnassus Workplace Fund of record. Parnassus Investments, One Market – Steuart Tower, San Francisco, CA 94105 owned 10.59% of the Parnassus Workplace Fund of record. As of March 31, 2007, the Trustees and Officers as a group owned 17.86% of the outstanding shares of the Parnassus Workplace Fund.

As of March 31, 2007, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 25.53%, and National Financial Services, LLC, 200 Liberty St – 1 World Financial, New York, NY 10281 owned 12.50% of the outstanding securities of the Parnassus Small-Cap Fund of record but beneficial interest belonged to others. As of March 31, 2007, the Trustees and Officers as a group owned 8.17% of the outstanding shares of the Parnassus Small-Cap Fund.

As of March 31, 2007, Charles Schwab, Inc, 101 Montgomery St, San Francisco, CA 94104 owned 28.72%, and National Financial Services, LLC, 200 Liberty St – 1 World Financial, New York, NY 10281 owned 14.73% of the outstanding securities of the Parnassus Mid-Cap Fund of record, but beneficial interest belonged to others. Parnassus Investments, One Market – Steuart Tower, San Francisco, CA 94105 owned 6.54% of the outstanding securities of the Parnassus Mid-Cap Fund of record. As of March 31, 2007, the Trustees and Officers as a group owned 10.69% of the outstanding shares of the Parnassus Mid-Cap Fund.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Funds’ auditing process. The function of the Audit Committee and the Board of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2006.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under an Investment Advisory Agreement (each an “Agreement,” and, collectively, the “Agreements”) with each of the Funds, the Adviser acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trust who are “interested persons” under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Funds, including coordinating relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communication, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Board of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Trust, owns a majority of the stock in the Adviser, and as such, can be considered the control person of the Adviser.

The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $10 million, then declining to 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2004, 2005 and 2006, the Parnassus Fund paid to Parnassus Investments under the Agreement the sums of $2,291,525, $2,023,471 and $1,956,180, respectively.

The Workplace Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million and 0.70% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, and for the year-ended December 31, 2006, the Workplace Fund paid to Parnassus Investments under the Agreement the sum of $4,245 and $13,605, respectively. For the Workplace Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

The Small-Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $100 million, then declining to 0.90% of the amount above $100 million in assets up to $200 million, 0.85% of the amount above $200 million up to $500 million, and 0.80% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, and for the year-ended December 31, 2006, the Small-Cap Fund paid to Parnassus Investments under the Agreement the sum of $4,801 and $27,971, respectively. For the Small-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

The Mid-Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million, and 0.70% of the amount above $500 million. During the period from inception (April 29, 2005) to December 31, 2005, and for the year-ended December 31, 2006, the Mid-Cap Fund paid to Parnassus Investments under the Agreement the sum of $3,028 and $9,548, respectively. For the Mid-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund; 1.20% of net assets for the Parnassus Workplace Fund; 1.40% of net assets for the Parnassus Small-Cap Fund; and 1.40% of net assets for the Parnassus Mid-Cap Fund. This limitation continues until May 1, 2008.

As the Distributor, Parnassus Investments makes a continuous offering of the Funds’ shares and, prior to May 1, 2004, received commissions for distributing the Parnassus Fund’s shares (the Mid-Cap Fund, the Small-Cap Fund and the Workplace Fund were not in existence prior to May 1, 2004). For 2004 (through May 1, 2004), Parnassus Investments received $83,668, of which $29,130 was paid to other broker-dealers.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25%

per annum of the applicable Fund’s average daily net assets. However, the Equity Income Institutional Shares are not subject to any service fees pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements that may promote the sale of fund shares. For 2004, 2005 and 2006, respectively, the Parnassus Fund paid service providers the following amounts: $104,453, $28,532 and $25,959. For the period from inception (April 29, 2005) through December 31, 2005, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid service providers $321, $181 and $188, respectively. For the year ended December 31, 2006, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid service providers $932, $1,332 and $852, respectively.

In addition to the Adviser’s fee, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; and (xiv) such non-recurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify the Trust’s Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreements state that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and, in this capacity, handles most accounting services, including calculating the daily net asset values. Parnassus Investments, as fund accountant and fund administrator, received the following amounts from the Parnassus Fund for 2004, 2005 and 2006, respectively: $202,281, $210,894 and $207,757. The Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid Parnassus Investments $344, $331 and $245, respectively, for the period from inception (April 29, 2005) through December 31, 2005. For the year ended December 31, 2006, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid accounting and administrative fees of $1,130, $1,973 and $792, respectively.

Portfolio Transactions and Brokerage

The Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolios of the Funds by placing purchase and sale orders for the Funds, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution” (namely, prompt and efficient execution at the most favorable securities price). In making such selection, the Adviser is authorized in the Agreements to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreements state that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts for which it exercises investment discretion. The Agreements also state that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Funds recognize in the Agreements that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of its investments. The research, which the Adviser receives for the Funds’ brokerage commissions, whether or not useful to the Funds, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager(s) making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

During 2006, the Parnassus Fund paid $63,737 to Prudential Securities, $13,846 to Citigroup Global Markets under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Parnassus Fund. During 2006, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund made no payments to Prudential Securities under “soft dollar” agreements for research and brokerage services. During 2006, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund made no payments to Citigroup Global under “soft dollar” agreements for research and brokerage services.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer, in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2004, 2005 and 2006, the Parnassus Fund paid $873,782,$837,429 and $700,236, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with brokerage and research services: $561,231 in 2004; $671,399 in 2005; and $524,644 in 2006. During the period from inception (April 29, 2005) to December 31, 2005, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid brokerage commissions of $473, $1,549 and $356, respectively, of which the following was paid in conjunction with brokerage and research services: $110, $484 and $85, respectively. During the year ended December 31, 2006, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund paid brokerage commissions of $1,084, $6,657 and $1626, respectively, of which $0 was paid in conjunction with research services.

Parnassus Investments may have clients other than the Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGER

The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2006, the portfolio manager to the Funds, Jerome L. Dodson, did not have responsibility for the day-to-day management of accounts other than the Funds.

The portfolio managers of the Adviser, including the portfolio manager to the Funds, Jerome L. Dodson, may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2006.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Jerome L. Dodson	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Jerome L. Dodson may also earn income as majority owner in Parnassus Investments.

The dollar range of shares of the Funds beneficially owned by the sole portfolio manager, Jerome L. Dodson, are set forth below:

Fund	Dollar Range of Shares
Parnassus Fund	Over $1,000,000
Parnassus Workplace Fund	$100,001-$500,000
Parnassus Small-Cap Fund	$100,001-$500,000
Parnassus Mid-Cap Fund	$100,001-$500,000

NET ASSET VALUE

The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 pm, New York time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect its net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-

term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

By paying out substantially all of its net investment income (among other things), the Trust has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

If the Trust fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on their net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds would not be liable for income tax on the Funds’ net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

As of December 31, 2006, the Parnassus Fund had available for federal income tax purposes unused capital losses (capital loss carry forwards) of $10,627,276, expiring in 2011, and $2,413,315, expiring in 2012.

GENERAL

The Trust was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, the Trust was known as The Parnassus Fund. Its Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meets its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of shares of the Funds may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their expense, mail the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, a Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust’s outstanding shares.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund’s independent registered public accounting firm.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Funds’ transfer agent and administrator. Jerome L. Dodson, the Trust’s President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the fiscal year ended December 31, 2006, are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Trust’s Annual Report to shareholders dated December 31, 2006. A copy of the Annual Report, which contains the Trust’s audited financial statements for the year ended December 31, 2006, may be obtained free of charge by writing or calling the Trust.

ANNEX A

Parnassus Investments Proxy Voting Policies and Procedures

Parnassus Investments manages the portfolios of Parnassus Funds and the Parnassus Equity-Income Fund, a portfolio of Parnassus Income Funds (collectively, “the Funds”). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.

The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, the Funds may deviate somewhat from these guidelines.

Social and Corporate Responsibility

Environment

•

We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.

•

We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•

We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•

We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote for resolutions that ensure a company follows ethical business practices.

Corporate Governance

Election of Directors

We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.

•

We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Accountants

•

Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•

To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.

•

We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote against severance that exceeds 2.5 times annual salary and bonus.

•

We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•

We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•

We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•

We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•

We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

Conflict of Interest

•

Parnassus Investments is the investment adviser only for mutual funds – not any other entities – so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

PART C

OTHER INFORMATION

Item 23.	Exhibits.

	(a)	Declaration of Trust – filed 4/14/00; and Supplemental Declaration of Trust – filed 2/11/05.

	(b)	By-laws – filed 4/22/03.

	(c)	Rights of Shareholders – filed 4/16/02.

	(d)	Investment Advisory Agreement – filed herewith.

	(e)	Distribution Agreement and Dealer Agreement – filed 4/14/00.

	(g)	Custodian Agreement – filed 4/25/2005.

	(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services - filed herewith.

	(h)(2)	Shareholder Servicing Plan and Agreement – filed 4/14/01.

	(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services – filed 4/16/02.

	(i)	Opinion of Foley & Lardner LLP – filed herewith.

	(j)	Consent of Deloitte & Touche LLP - filed herewith.

	(p)	Code of Ethics - filed 2/11/05.

	(q)	Power of Attorney – filed 4/25/2005.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Income Funds by virtue of having the same individuals as Trustees.

Item 25.	Indemnification.

Under the provisions of the Registrant’s Declaration of Trust, the Registrant will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Income Funds.

Item 27.	Principal Underwriters.

(a) Parnassus Investments serves as underwriter and investment adviser for both Parnassus Income Funds and the Registrant.

(b) The officers are directors of Parnassus Investments are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant

Jerome L. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	President and Director	President and Trustee

Stephen J. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Secretary	Vice President and Assistant Secretary

Debra A. Early One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Chief financial Officer	Chief Compliance Officer and Principal Accounting Officer

Todd Ahlsten One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Vice President

Thao N. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Director	None

(c)	None

Item 28.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.	Management Services.

Discussed in Part A and Part B.

Item 30.	Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 27th day of April 2007.

PARNASSUS FUNDS (Registrant)

By:	/s/ Jerome L. Dodson
Jerome L. Dodson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jerome L. Dodson	Principal Executive Officer And Trustee	April 27, 2007
Jerome L. Dodson

/s/ Debra A. Early	Principal Financial and Accounting Officer	April 27, 2007
Debra A. Early

Donald V. Potter+	Trustee	*

Herbert A. Houston+	Trustee	*

Jeanie S. Joe+	Trustee	*

+By:	/s/ Jerome L. Dodson
Jerome L. Dodson
Attorney-in-Fact*

*	Signature is affixed as of April 27, 2007. Power of attorney previously filed as an exhibit.

EXHIBIT INDEX

Exhibit No.	Description
(a)	Declaration of Trust* and Supplemental Declaration of Trust*

(b)	Bylaws*

(c)	Rights of Shareholders*

(d)	Investment Advisory Agreement

(e)	Distribution Agreement and Dealer Agreement*

(f)	None

(g)	Custodian Agreement*

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services

(h)(2)	Shareholder Servicing Plan and Agreement*

(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services*

(i)	Opinion of Foley & Lardner LLP

(j)	Consent of Deloitte & Touche LLP

(k)	None

(l)	None

(m)	None

(n)	None

(p)	Code of Ethics*

(q)	Power of Attorney*

*	Filed previously.